UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 9, 2023
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3901 N. First Street San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(650) 564-7820
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry Into a Material Definitive Agreement.

As disclosed on the Current Report on Form 8-K (the “Form 8-K”) filed by Momentus Inc. (the “Company”) on November 7, 2023, the Company entered into a certain warrant inducement agreement, dated November 6, 2023 (the “Inducement Agreement”), with a certain institutional investor (the “Purchaser”). Pursuant to the Inducement Agreement, the Company agreed to issue new warrants (the “Inducement Warrants”) to purchase up to 5,808,538 shares of the Company’s Class A common stock, par value $0.00001 per share (the “Inducement Warrant Shares”), in consideration of the Purchaser’s agreement to exercise certain existing warrants in accordance with the Inducement Agreement.

The transactions contemplated by the Inducement Agreement closed on November 9, 2023.

The foregoing summary of the terms of the Inducement Agreement and the related transactions is subject to, and qualified in its entirety by, the complete agreements, which are attached as exhibits to the Company’s Current Report on Form 8-K filed on November 7, 2023 and incorporated herein by reference.

The issuance of the Inducement Warrants and the Inducement Warrant Shares pursuant to the Inducement Agreement was effected as a takedown off the Company’s shelf registration statement on Form S-3, as amended (File No. 333‑267230), which became effective on September 12, 2022 (the “Registration Statement”). A final prospectus supplement to the Registration Statement was filed with the Securities and Exchange Commission on November 9, 2023.

A copy of the legal opinion and consent of Bradley Arant Boult Cummings LLP relating to the validity of the Inducement Warrants and Inducement Warrant Shares offered pursuant to the Prospectus Supplement is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This report shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01
Regulation FD Disclosure.

On November 9, 2023, the Company issued a press release announcing the closing of the transactions contemplated by the Inducement Agreement. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

This information and the information contained in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of Bradley Arant Boult Cummings LLP
23.1	Consent of Bradley Arant Boult Cummings LLP (included with the opinion filed as Exhibit 5.1)
99.1	Press Release, dated November 9, 2023, issued by Momentus Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Paul Ney
		Name:	Paul Ney
Dated:	November 9, 2023	Title:	Chief Legal Officer